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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                  CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:                                        March 1, 2002
(Date of earliest event reported)                      (February 28, 2002)



                     LOGIX COMMUNICATIONS ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)



          OKLAHOMA                 333-58693                   73-1533356
(State or other jurisdiction      (Commission               (I.R.S. Employer
      of incorporation)           File Number)             Identification No.)


                  14101 Wireless Way
                Oklahoma City, Oklahoma                     73134
        (Address of principal executive offices)          (Zip Code)

                                 (405) 516-8400
              (Registrant's telephone number, including area code)

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Item 3.  Bankruptcy or Receivership

    In a press release dated March 1, 2002, Logix Communications Enterprises, Inc. announced that it and its subsidiary, Logix Communications Corporation, filed voluntary petitions on February 28, 2002 under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Texas, Houston Division, to restructure their operations. A copy of the press release related to the Bankruptcy filing is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 7. Exhibits

(c)     Exhibits

        The following exhibits are filed as a part of this report:

Exhibit
   No.      Description                               Method of Filing
----------  ----------------                          ----------------------
99.1        Press release dated March 1, 2002.        Filed herewith




                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 1, 2002                   Logix Communications Enterprises, Inc.
                                                (Registrant)

                                       By  /s/ Leigh Ann Ihrig
                                           Leigh Ann Ihrig
                                           Vice President and Controller


                                  EXHIBIT INDEX

Exhibit
   No.      Description                               Method of Filing
----------  ---------------                           ---------------------
99.1        Press release dated March 1, 2002.        Filed herewith